Exhibit 10.8

DIRECT VET MARKETING, INC.

AMENDMENT TO

2010 STOCK INCENTIVE PLAN

December 6, 2017

WHEREAS, the Board of Directors and stockholders of Direct Vet Marking, Inc., a Delaware corporation (the “Company”) approved and adopted the Company’s 2010 Stock Incentive Plan (as amended to date, the “Plan”), Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

WHEREAS, the Board of Directors and the stockholders of the Company have determined that it is in the best interest of the Company to amend the Plan as set forth herein.

NOW, THEREFORE, in accordance with the foregoing, the Plan is amended as follows:

1.    Section 9.01(b) is hereby amended and restated in its entirety as follows:

“Definition. A “Reorganization Event” or a “Liquidity Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.”

2.    Section 9.01(b) is hereby further amended by deleting each reference therein to the term “Reorganization Event” and replacing it with the following: “Reorganization Event or Liquidity Event.”

3.    Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

DATE APPROVED BY BOARD OF DIRECTORS;	December 6, 2017
DATE APPROVED BY STOCKHOLDERS:	December 20, 2017

IN WITNESS WHEREOF, to record the adoption of this Amendment to the Plan, the Company has caused the execution of this instrument on this 20 day of December, 2017.

DIRECT VET MARKETING, INC.

By:	/s/ Benjamin J. Shaw
Name:	Benjamin J. Shaw
Title:	Chief Executive Officer

Signature Page to Amendment to 2010 Stock Incentive Plan